OLD WESTBURY FUNDS, INC.

Supplement Dated September 22, 2004 to the

Prospectus Dated July 27, 2004

This Supplement is provided to update, and should be read in conjunction with, the information provided in the Old Westbury Funds, Inc. (the “Corporation”) Prospectus and Statement of Additional Information. This Supplement relates only to the Old Westbury Mid Cap Equity Fund (the “Fund”).

Effective December 1, 2004, Bessemer Investment Management LLC (“BIM”), the Corporation’s investment adviser, will resume full investment responsibilities for the Fund. Glynn Capital Management LLC (“Glynn”) will no longer be a sub-adviser to a portion of the Fund. This change does not affect the contractual advisory fee payable by the Fund to BIM.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE